SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The section of the prospectus titled “HOW TO SELL SHARES—FOR INSTITUTIONAL CASH RESERVES AND INSTITUTIONAL LIQUID RESERVES ONLY” is hereby deleted and replaced with the following:

“Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the sub-transfer agent after 5:00 p.m., in the case of Institutional Cash Reserves, or 4:00 p.m., in the case of Institutional Liquid Reserves, on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.”

The second paragraph of the section of the prospectus titled “HOW TO SELL SHARES—FOR ALL OTHER FUNDS” is hereby deleted and replaced with the following:

“Your redemption proceeds may be delayed, or your right to receive redemption proceeds delayed or postponed, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists, as determined by the SEC.”

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	December 31, 2004
SVB Securities Institutional Liquid Reserves Shares
Citi Institutional Cash Reserves	December 31, 2004
SVB Securities Horizon Shares

FD03277